                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR/A

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act File Number: 811-09561

                        Century Capital Management Trust
               (Exact name of registrant as specified in charter)

                      c/o Century Capital Management, Inc.
                100 Federal Street, Boston, Massachusetts 02110
              (Address of principal executive offices) (Zip code)

                                  Steven Alfano
                        Century Capital Management, Inc.
                100 Federal Street, Boston, Massachusetts 02110
                    (Name and address of agent for service)

                                with a copy to:

                              Matthew C. Dallet, Esq.
                               Palmer & Dodge LLP
             111 Huntington Avenue, Boston, Massachusetts 02199-7613


Registrant's telephone number, including area code:  (617) 482-3060
                                                     --------------

Date of fiscal year end:  October 31
                          ----------

Date of reporting period:  October 31, 2003
                           -----------------

ITEM 1. REPORT TO STOCKHOLDERS.


CENTURY CAPITAL MANAGEMENT

[GRAPHIC OMITTED]

                                                                 SEVENTY-FIVE
                                                                   YEARS OF
                                                                  INVESTING
                                                                 1928 - 2003

                                                              [GRAPHIC OMITTED]

                                                                  CENTURY FUNDS

                                                                        CENTURY
                                                                         SHARES
                                                                          TRUST

                                                                            AND

                                                                        CENTURY
                                                                      SMALL CAP
                                                                    SELECT FUND


                                                                 ANNUAL REPORTS

                                                               OCTOBER 31, 2003

[Logo] CENTURY FUNDS

CENTURY SHARES TRUST
     est. 1928

 CENTURY SMALL CAP
    SELECT FUND
     est. 1999

TRUSTEES AND OFFICERS
Allan W. Fulkerson, Chairman and Trustee
John E. Beard, Trustee
Davis R. Fulkerson, Trustee
Ernest E. Monrad, Trustee
Michael J. Poulos, Trustee
Jerry S. Rosenbloom, Trustee
Alexander L. Thorndike, Trustee and
Chief Investment Officer
Steven Alfano, Secretary and Principal
Accounting Officer

INVESTMENT ADVISOR
Century Capital Management, Inc.

100 Federal Street
Boston, Massachusetts 02110
Shareholder Hotline
800-303-1928
www.centuryfunds.com

CENTURY SHARES TRUST
76 YEARS OF INVESTING

[GRAPHICS OMITTED]

For information regarding the shareholder survey please refer to page 20. For information pertaining to the Century Capital Management Proxy Policy please call Century at 800-321-1928 or write us at the address above.

Concerning Century Funds, performance and portfolio data as discussed in this report: The views in this report were those of the Funds' Chief Investment Officer as of October 31, 2003 and may not reflect his views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments and does not constitute investment advice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Market volatility can significantly impact short term performance. Results of an investment made today may differ substantially from the Funds' historical performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. Returns include reinvestment of dividends and capital gains. Performance for Century Small Cap Select Fund would have been lower during the period if certain fees had not been waived or expenses reimbursed. The Funds will deduct a short term trading fee of 1.0% from the redemption proceeds if shares are sold after being held less than 180 days. For more current performance, please call 1-800-303-1928 or visit www.centuryfunds.com. For information on the risks associated with the Funds, please refer to the Funds' most recent prospectuses. The performance information of the Funds shown in this report do not reflect the deductions of taxes that shareholders would pay on Fund distributions or the redemption of Fund shares. The performance information assumes the reinvestment of dividends and distributions. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. The Statements of Additional Information (SAI) for the Funds include additional information about our Trustees and are available, without charge, upon request. Shareholders may contact the Funds to request an SAI by calling the Shareholder Hotline at the number indicated above. Forum Fund Services, LLC, Distributor. (12/03)

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DEAR FELLOW SHAREHOLDERS

At the time of my first letter to shareholders of Century Shares Trust as Chairman at the end of 1976, this country had just been through the traumas of the Vietnam War and Watergate and was about to endure several years of extraordinarily high double-digit interest rates and inflation. The mutual fund industry had less than $100 billion in assets. The first money market mutual funds were being formed. Century Shares Trust stood for trusteeship, low cost management of our shareholders' monies and investing in growth that was better than average at valuations that were more attractive than average. Our goal was to provide shareholders with above-average long-term results. Today, the industry manages assets of $7.0 trillion.

We have always played by the rules - committed to the highest standards. We believe in the fundamentals of earnings and intrinsic values. We believe in investing - being part-owners of the companies in which we invest. We do not believe in late trading, speculation or market timing.

Over the past twenty-eight years since the time when I wrote my first annual report to you, Century Shares Trust has compounded at an annual rate of more than 14% per year. That result was achieved by investing your monies in a compact, but diversified list of well-run companies. Occasionally, we made mistakes - we sold too early, we stayed too late. While the Standard and Poor's Index of 500 stocks is a widely-used measure of the stock market, you may find it interesting that Century Shares Trust, net after all expenses, has done better than this stock market measure over the past 5-10-15-20-25 and 28 years. In fact, 14% compounded over 28 years adds up. $10,000 invested at the beginning of 1976 would have been worth $386,251 at the end of October, 2003.*

Today, the national challenge is terrorism, not hyperinflation. In the late 1970's the international challenge was Iran; today it is Iraq and Afghanistan. Today, the moral issues once again come from greed, arrogance and ego - but now we see it in the corporate area and for the first time over a widespread basis in the mutual fund industry. Our heritage in this industry goes back seventy-five years. The disgraceful behavior we are seeing today is probably comparable to behavior seen in the late 1920's. Human nature does not change. But just as strong honest ethical leadership ultimately has provided the way forward in the past - be it in the government or business, we need a rededication to those highest values. In that way, America's shareholders will again be well served. Knowledgeable regulation is effective and much needed; excess regulation can be counterproductive and a fertile climate for those without standards. It is only the honest who comply.

Beginning in 1998, I began a process of seeking management for the future. Lanny Thorndike joined the firm in 1999, launched the Small Cap Select Fund later that year and has proven himself to me as an investor, a leader, and, most importantly, as a person. The successor management we have built today includes:
Lanny Thorndike, Vice Chairman of the Trust, Davis Fulkerson, a Trustee, and Kevin Callahan, Managing Director of the Trust's investment adviser.

Over the past five years, in their own way, they have successfully continued the tradition of investing in growth at a reasonable value, eschewed speculation and market timing, and in every way showed themselves philosophically committed to the highest standards of investing and acting as fiduciaries.

It is not often that a chairman can turn over management to successors with confidence that the future will be even better than the past. Based on what I have seen from this team, I have every confidence in the Trust's future.

                                          Respectfully submitted,

                                      /s/ Allan W. Fulkerson

                                          Allan W. Fulkerson
                                          Chairman
                                          December 16, 2003

* Past performance is no guarantee of future results. The performance information of the Funds shown in this report does not reflect the deductions of taxes that shareholders would pay on Fund distributions or the redemption of Fund shares. The performance information assumes the reinvestment of dividends and distributions. For the periods ending October 31, 2003 Century Shares Trust's 5-, 10-, 15-, 20- and 25-year average annual total returns were 5.45%, 10.97%, 13.05%, 13.68% and 14.19% respectively. For the same periods the average annual total returns for the S&P 500 Index were 0.53%, 10.43%, 11.78%, 12.74% and 13.75% respectively. For additional performance information related to the Trust please refer to page 6.

Source ICI 8/03
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DEAR FELLOW SHAREHOLDERS

This is the 76th annual report for Century Shares Trust and the 4th annual report for Century Small Cap Select Fund. Both funds have continued to perform well during the last year and over longer periods of time. This report includes a review of Century Shares Trust, Century Small Cap Select Fund, current market conditions and our investment outlook.

A TRUST WORTH REPEATING

Last year's Century Funds' annual report focused on the definition of the word "Trust" and borrowing from its introduction seems even more applicable today:

  Trust is an integral part of the Century Shares Trust name, and it symbolizes the enduring fiduciary relationship the Trust has maintained with shareholders since its inception. It also represents the mortar binding many of the relationships that exist among our shareholders, ourselves (each of us at Century Capital Management), publicly- traded companies, their employees, regulators, outside auditors and board members. Trust is not easily obtained...However, it can be lost quickly..."

The recent mutual fund scandals involving late-trading and market timing make these words resonate loudly. Last year, these words related to firms such as Enron, Worldcom and Tyco International along with several investment banking firms. Today, these words are pertinent to the mutual fund industry on which millions of Americans rely for their retirement, education and financial future.

From a personal perspective, it is extremely disappointing that the reputation of the industry in which we make our livelihood has been sullied by poor judgment and a lack of fiduciary responsibility. Shareholders' interest must be first and foremost in all our minds. As a result of misconduct throughout the industry, we believe it is even more important to share with you the Century Funds Investment Principles. These principles are included on page 5. All of us at Century seek to adhere to these principles on a daily basis.

CENTURY SHARES TRUST

PERFORMANCE
The Trust delivered 16.99% total return for the fiscal year ended October 31, 2003. This compares with total returns of a 20.80% for the S&P 500 Index and 20.29% for the Lipper Growth and Income Fund Index. The chart shows that the Trust continues to outperform its benchmarks over longer time periods.

In general, we expect the Trust to outperform during normal and nervous market conditions but underperform during periods of strong bullish sentiment, such as the last 9 months. We caution investors that equity markets can produce volatile returns in any given year.

We are keenly aware of fund expenses and are happy to report that the Trust's overall expense ratio has declined slighty to 1.17% and remains in the bottom half of all equity funds, according to Lipper Analytics.

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Average Annual Total Returns through 10/31/03

                                   1 Year    5 Years   10 Years
                                   ------    -------   --------
Century Shares Trust               16.99%     5.45%     10.97%
S&P 500 Index                      20.80%     0.53%     10.43%
Lipper G&I Fund Index              20.29%     1.97%      8.81%

Past performance is no guarantee of future results. For information about these indices and additional performance - related information, please refer to page
6. The Trust's average annual returns as of the most recent calendar quarter (9/30/03) were 17.99%, 6.34%, and 10.11% for the 1-, 5-, and 10-year periods, respectively. The performance information shown does not reflect the deduction of taxes that shareholders would pay on fund distributions or the redemption of fund shares.

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Over the last year, the Trust's best performers included Progressive Corp. (auto insurer), MBIA, Inc. (guaranty insurer), J.P. Morgan Chase (multi-line financial), Caremark Rx, Inc. (pharmaceutical benefit manager) and United Health Group (managed care provider). The Trust's worst performers included American International Group (multi-line financial), Marsh McLennan (insurance broker) and XL Capital (specialty reinsurer). As interest rates remain near forty year lows, we continue to move some financial services holdings into the consumer and business services sectors which we expect to perform better during an economic rebound.

                ---------------------------------------------
                             CENTURY SHARES TRUST
                           FUND COMPOSITION 10/31/03
                ---------------------------------------------

                PROPERTY & CASUALTY INSURERS              29%
                HEALTH CARE                               14%
                BANKS                                     11%
                LIFE INSURERS                             10%
                CONSUMER DISCRETIONARY                     8%
                INFORMATION TECHNOLOGY                     7%
                CASH EQUIVALENTS                           6%
                GUARANTY INSURERS                          5%
                INSURANCE BROKERS                          4%
                CONSUMER STAPLES                           2%
                PROCESSING                                 2%
                ASSET MANAGERS                             1%
                MATERIALS AND PROCESSING                   1%

During the past year, we made a number of changes to the Trust's portfolio. We sold several stocks that had appreciated beyond our price targets, such as Barr Laboratories (pharmaceuticals), C.R. Bard (medical products), Fiserv (transaction processing), Waters (technology) and Everest Re (reinsurer). We also sold a few positions where we ran out of patience on the investment thesis, such as Bisys Group (transaction processing), FleetBoston Financial (banking) and Cardinal Health (medical distributor).

We also added consumer and technology companies to the portfolio, believing they will benefit from the early stages of an economic rebound. These stocks exhibit the attributes we look for in companies, such as 15% compounded growth in book value and a 15% return on equity (ROE) over rolling 3 and 5 year periods. Examples include Jacobs Engineering (mechanical engineering), General Dynamics (government contractor), Moody's (information services), Staples (office supplies), TJX Companies (discount retailing) and Walgreens (pharmacy).

CENTURY SMALL CAP SELECT FUND

PERFORMANCE

The Fund delivered positive returns for the fiscal year ended October 31, 2003. The Investor Shares and Institutional Shares gained 43.12% and 43.76% respectively, versus a 43.37% return for the Russell 2000 Index. The chart below shows that the Fund continues to outperform its benchmarks over longer term periods.

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Average Annual Total Returns through 10/31/03
                                                                   Since
                         1 Year         2 Years        3 Years   Inception
                         ------         -------        -------   ---------
CSCS Inv                 43.12%         22.78%         16.05%     24.32%
CSCS Inst                43.76%         23.37%         16.40%     23.83%
Russell 2000             43.37%         12.60%          3.44%      4.73%
(Institutional Inception Date)

Past performance is no guarantee of future results. For information about this index and additional performance - related information please refer to page 7. The Fund's average annual returns as of the most recent calendar quarter (9/30/03) were 39.54%, 14.77% and 22.46% for the 1-, 3- year and since inception period (2/24/00) for Investor Shares and 40.22%, 15.11% and 22.06% for the 1-, 3- year and since inception period (12/9/99) for Institutional Shares. The since inception date for the Russell 2000 Index is 12/9/99, the date on which Institutional Shares commenced operations. The performance information shown does not reflect the deduction of taxes that shareholders would pay on fund distributions or the redemption of fund shares.

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We caution investors that small cap stocks performed exceedingly well in 2003, and we do not expect the Fund to repeat this performance in 2004. In general, we expect the Fund to outperform during normal and nervous market conditions but underperform during periods of strong bullish sentiment, such as the last nine months. As we write this report, the Fund has reached $150 million in combined assets. We have been able to reduce the overall expense ratio to 1.26% and 1.61% for the Institutional and Investor shares, accordingly.

                ---------------------------------------------
                         CENTURY SMALL CAP SELECT FUND
                           FUND COMPOSITION 10/31/03
                ---------------------------------------------

                INFORMATION TECHNOLOGY                    21%
                HEALTH CARE                               20%
                CONSUMER DISCRETIONARY                    15%
                BANKS                                      9%
                BUSINESS SERVICES                          7%
                CASH EQUIVALENTS                           5%
                ASSET MANAGERS                             5%
                LIFE AND HEALTH INSURERS                   4%
                PROPERTY & CASUALTY INSURERS               4%
                CONSUMER STAPLES                           4%
                MATERIALS AND PROCESSING                   2%
                FINANCIAL TECHNOLOGY                       2%
                OTHER                                      2%

Over the last year, the Fund's best performers included CoStar Group (real estate services), Firstfed American Bancorp (regional bank), Stericycle, Inc. (medical waste management) and Rogers Corp. (specialty chemicals and materials). The worst performers included Investment Technology Group (electronic trade execution) and Advanced Marketing Services (publishing distribution).

With small cap stocks rebounding strongly in 2003, we sold several stocks that appreciated beyond our price targets, such as IDEXX Laboratories (veterinarian products), Boston Private Financial (wealth management) and Odyssey Healthcare (hospice care). We also sold a few positions where we ran out of patience, such as Itron (utility technology), Max Re (specialty reinsurer) and National Processing (transaction processing).

As interest rates remain near 40 year lows, we have reduced our weightings in health care and financial services. We redeployed these assets into technology and consumer discretionary companies, which we expect to perform well during an economic rebound. Examples include Cato (women's apparel), Speedway Motorsports (racetracks), Gildan (clothing manufacturer), Seamark (Canadian asset manager), Apria Healthcare (home care services) and Flir Technologies (thermal imaging).

MARKET COMMENTARY

The stock market generated some very attractive returns during 2003 after three years of negative results. The S&P 500 Index and Russell 2000 Index rose 20.80% and 43.37%, respectively. It was very encouraging to see a sharp rebound in both the economy and stock market. Like most rebounds, the timing and speed of improvement generally surprises investors. As a result, we encourage investors to maintain a long-term investment horizon because `timing the market' is very difficult. Finally, small cap stocks dramatically outperformed large cap stocks, as they tend to do during the early stages of an economic recovery.

The market reacted positively to a series of pleasant surprises in 2003: (1) a quick Iraqi invasion, (2) a strong rebound in economic growth, (3) a large income tax cut package, (4) corporate earnings exceeding most expectations and
(5) the long awaited passage of a Medicare drug benefit. Interest rates remained near historic lows while inflation was under control. In terms of sector performance, industrial demand began to pick up in mid-2003 while technological and services-based demand experienced improvement during the third quarter. More recently, the dollar began to experience weakness, especially versus the Euro. This shift lowers the cost of US goods versus foreign competitors, thereby enabling US firms to compete more effectively both domestically and abroad.

THE ROAD AHEAD

The third year of a presidential cycle often provides the best returns in terms of stock market appreciation and this past year was no exception. Political debates tend to make the fourth year of the election cycle much harder to predict. In our view the outlook for 2004 is encouraging but remains uncertain. GDP growth continues to accelerate, corporate investment is beginning to awaken from its fragile state over the last couple of years, and consumer spending has defied the skeptics again.

As of the date of this letter, 2004 corporate earnings are forecasted to grow 12% (based on Wall Street consensus estimates for the S&P 500 Index) versus 5% consensus earnings growth over the last ten years. We expect economic growth to continue through the November 2004 election but the growth rate should moderate in mid-2004. The major risks to our forecast include erosion in geopolitical stability or a dramatic spike in inflationary forces.

The overall equity market appears fairly valued based on historical valuations. We are optimistic that earnings appear to be accelerating from a low base, but we also foresee interest rates beginning to move up later in 2004 as increased demand for labor and products puts pressure on supply.

In addition to changes in the composition of the portfolio, we are managing the Fund's to take advantage of changes in tax rates for dividends and capital gains, resulting from the passage of tax legislation in May 2003. For instance, we are looking at ways to increase our dividend income while preserving our emphasis on high quality, long-term growth.

RANDOM REFLECTIONS

I want to be careful not to overstate an analogy here, but I went to Kodiak Island in Alaska for a week in August. I was struck by its spectacular beauty. I mention it here because this unspoiled and hard-to-find National Wildlife Refuge exemplifies the simple purity and stimulating qualities we seek in the companies we analyze and invest in each day at work, as well as some of the natural qualities we strive for in our own lives.

While the salmon fishing, hiking and unusual wildlife created many "Kodak Moments," it was the group activities of cooking, building driftwood bridges across streams, looking for fossils, playing at the beach and avoiding a pesky herd of buffalo that we still talk about three months later. The experience made me appreciate that the best attributes in people and institutions are more natural than technological. Hopefully, we seek the same simplicity and transparency in the companies in which we invest. We hope to run our business in the same spirit.

We thank you for your continued support and wish you and your family a Happy New Year from all of us at Century Funds. We hope that you will visit our website, www.centuryfunds.com, for updates on the funds. We always welcome your questions and comments by phone or mail as well.

    Sincerely,

/s/ Alexander L. Thorndike

    Alexander L. Thorndike

    Vice Chairman and
    Chief Investment Officer

    December 16, 2003

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                      CENTURY FUNDS INVESTMENT PRINCIPLES

GOALS:
  > We strive to deliver exceptional risk-adjusted performance over time > We seek to develop long-term relationships with our shareholders and clients
  > We aim to be an ethical leader in the investment industry

OBJECTIVES:
  o Performance is our primary goal
      - We pursue a research-intensive process, resulting in a disciplined
      - investment strategy
  o Hire the best people
      - We seek curious individuals who challenge consensus, thrive on
      - adversity and possess a competitive spirit
      - We value a sense of humor and humility
  o Continuous improvement is a high priority
  o Maintain a culture of teamwork and mutual respect

CORE VALUES: Create a culture of excellence and integrity

  o Think long term...always do the "right" thing
  o Remember why people entrust us with their money
  o Value our independence, entrepreneurial spirit and flexibility
  o Know our weaknesses and learn from our mistakes
  o Encourage innovation and creativity
  o Leverage our talent, resources and contacts
  o Reward excellence

INVESTMENT PHILOSOPHY: Growth Investors in Value Industries

WE BELIEVE:
  o Capital markets are semi-efficient
  o In-depth original research is a competitive advantage
  o Reassessing each investment's risks and rewards will benefit performance

WE SEEK:
  o Credible, capable management with a history of success
  o Franchises with high recurring revenues, barriers to entry and improving fundamentals
  o Firms with expanding profit margins and ROE's
  o Companies growing consistently faster than the overall market and peers
  o Attractively valued stocks relative to the overall market and peers
  o Firms operating in favorable competitive environments
  o Companies with shareholder orientation and transparent accounting

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

PERFORMANCE OF A $10,000 INVESTMENT

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CENTURY SHARES TRUST, LIPPER G&I FUND INDEX AND S&P 500 INDEX
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                            CST                S&P 500           Lipper G&I

    10/31/1993             $10,000            $10,000             $10,000
    10/31/1994             $ 8,981            $10,384             $10,316
    10/31/1995             $11,321            $13,123             $12,408
    10/31/1996             $13,436            $16,281             $15,063
    10/31/1997             $19,316            $21,509             $19,285
    10/31/1998             $21,718            $26,240             $21,108
    10/31/1999             $21,207            $32,975             $24,491
    10/31/2000             $26,568            $34,980             $26,192
    10/31/2001             $25,673            $26,271             $21,972
    10/31/2002             $24,205            $22,300             $19,347
    10/31/2003             $28,317            $26,969             $23,272


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares.

This chart compares the performance over the past ten years, through October 31, 2003, of a hypothetical $10,000 investment in Century Shares Trust, including reinvested dividends and distributions, with that of a broad-based securities market index and an industry focused index. The S&P 500 Index is a well known gauge of how large capitalization U.S. equities are doing. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so they are not directly comparable to an actual investor's results, and it is not available for investment. The Lipper Growth and Income Fund Index tracks the results of 30 large mutual funds that seek growth of capital and income. These mutual funds' strategies and portfolios differ from each other and from the Trust's focus on investments in the financial services and related business services sectors; moreover, they are substantially larger than the Trust. However, they are real managed investment accounts with all the associated requirements and costs.

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                             TEN LARGEST HOLDINGS

AMERICAN INTERNATIONAL                                            6.4%
Global insurance and financial services.

BERKSHIRE HATHAWAY, INC.                                          4.9%
Financial investment and insurance.

MBIA, INC.                                                        4.6%
Financial guaranty and credit enhancement products worldwide.

TORCHMARK CORP.                                                   3.8%
Life insurance and distribution.

CHUBB CORP.                                                       3.7%
Specialty commercial and personal insurance.

RENAISSANCE RE HOLDINGS                                           3.7%
Provides reinsurance and insurance coverage that is subject to the risk of natural and man-made catastrophes.

PROGRESSIVE CORP.                                                 3.6%
Personal automobile insurance.

PROTECTIVE LIFE CORP.                                             2.8%
A holding company whose subsidiaries provide financial services through the production, distribution, and administration of insurance and investment products.

AFLAC, INC.                                                       2.8%
Supplemental health and life insurance business.

UNITEDHEALTH GROUP, INC.                                          2.8%
Forms and operates markets for the exchange of health and well being services.

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                             CENTURY SHARES TRUST

                AVERAGE ANNUAL TOTAL RETURNS
                AS OF OCTOBER 31, 2003

                1 YEAR                             16.99%
                5 YEARS                             5.45%
                10 YEARS                           10.97%
                20 YEARS                           13.68%

PERFORMANCE OF A $10,000 INVESTMENT

The following charts compare the performance through October 31, 2003 of a hypothetical $10,000 investment in Century Small Cap Select Fund's Institutional Shares (12/9/99 inception date) and the Fund's Investor Shares (2/24/00 inception date) and the Russell 2000 Index. The Russell 2000 Index is widely regarded in the industry as the premier measure of small cap stocks. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so that they are not directly comparable to an actual investors' results. The index is not available for investment.

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                         CENTURY SMALL CAP SELECT FUND
                      INSTITUTIONAL SHARES & Russell 2000
-------------------------------------------------------------------------------

                              CSCS Institutional    Russell 2000

              12/09/1999          $10,000           $10,000
               1/31/2000          $10,100           $10,696
               4/30/2000          $11,150           $10,940
               7/31/2000          $12,390           $10,840
              10/31/2000          $14,570           $10,819
               1/31/2001          $15,304           $11,091
               4/30/2001          $14,862           $10,627
               7/31/2001          $16,024           $10,654
              10/31/2001          $15,099           $ 9,445
               1/31/2002          $16,337           $10,691
               4/30/2002          $17,592           $11,337
               7/31/2002          $15,767           $ 8,741
              10/31/2002          $15,985           $ 8,352
               1/31/2003          $16,309           $10,691
               4/30/2003          $17,376           $11,337
               7/31/2003          $20,477           $10,761
              10/31/2003          $22,979           $11,974


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                         CENTURY SMALL CAP SELECT FUND
                        INVESTOR SHARES & RUSSELL 2000
-------------------------------------------------------------------------------

                                  CSCS Investor      Russell 2000

               2/24/2000            $10,000           $10,000
               4/30/2000            $10,920           $ 9,155
               7/31/2000            $12,130           $ 9,071
              10/31/2000            $14,260           $ 9,053
               1/31/2001            $14,978           $ 9,281
               4/30/2001            $14,593           $ 8,893
               7/31/2001            $15,727           $ 8,916
              10/31/2001            $14,785           $ 7,904
               1/31/2002            $15,990           $ 8,947
               4/30/2002            $17,208           $ 9,487
               7/31/2002            $15,412           $ 7,315
              10/31/2002            $15,574           $ 6,989
               1/31/2003            $15,871           $ 6,990
               4/30/2003            $16,904           $ 7,517
               7/31/2003            $19,884           $ 9,005
              10/31/2003            $22,292           $10,020

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The performance graph and returns table do not reflect the deductions for taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

---------------------------------------------------------------------

                             TEN LARGEST HOLDINGS
PLATINUM RE                                                       4.0%
A reinsurance holding company that provides casualty and finite reinsurance coverages to a diverse clientele on a worldwide basis.

STANDARD PACIFIC                                                  3.4%
A geographically diversified builder of single-family homes.

REDWOOD TRUST, INC.                                               3.3%
Invests in real estate loans, both in whole loan form and in securitized form

ASCENTIAL                                                         3.2%
A global provider of enterprise integration software and services.

CATO                                                              3.1%
Operates women's fashion specialty stores, in 26 states, principally in Southeast United States.

FLIR SYSTEMS INC.                                                 2.9%
Designs, manufactures and markets thermal imaging and stabilized airborne camera systems for commercial, industrial and government markets.

FIRST NIAGARA                                                     2.7%
Is the holding company for First Niagara Bank, a federally chartered savings bank.

EDWARDS LIFESCIENCES                                              2.4%
Is engaged in the development of products and technologies designed to treat advanced cardiovascular disease.

RPM INTERNATIONAL                                                 2.4%
Manufactures and markets specialty paints, protective coatings and roofing systems, sealants and adhesives, in the industrial and consumer markets.

TEXAS CAPITAL                                                     2.3%
Serves as the holding company for Texas Capital Bank, N.A.

---------------------------------------------------------------------

                               CENTURY SMALL CAP
                                  SELECT FUND

                AVERAGE ANNUAL TOTAL RETURNS
                AS OF OCTOBER 31, 2003

                INVESTOR SHARES

                1 YEAR                             43.12%
                3 YEARS                            16.05%
                SINCE INCEPT. (02/24/00)           24.32%

                INSTITUTIONAL SHARES
                1 YEAR                             43.76%
                3 YEARS                            16.40%
                SINCE INCEPT. (12/09/99)           23.83%

CENTURY SHARES TRUST

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2003

COMMON STOCK - 94.1%

SHARES                                                                    VALUE
------                                                                    -----
ASSET MANAGERS - 1.4%
 80,000 Alliance Capital Management Holding LP                       $2,685,600
 87,666 Waddell & Reed Fin'l, Inc. CL A                               1,944,432
                                                                   ------------
                                                                      4,630,032
                                                                   ------------
BANKS - 11.2%
190,000 American Capital Strategies, Ltd.                             5,130,000
150,000 Banknorth Group, Inc.                                         4,698,000
 98,335 Citigroup, Inc.                                               4,661,079
106,700 First Tennessee National Corp.                                4,839,912
260,000 J.P. Morgan Chase & Co.                                       9,334,000
140,000 SouthTrust Corp.                                              4,459,000
 90,000 Wells Fargo & Co.                                             5,068,800
                                                                   ------------
                                                                     38,190,791
                                                                   ------------
CONSUMER DISCRETIONARY - 8.2%
121,500 ChoicePoint, Inc. *                                           4,257,360
170,000 Iron Mountain, Inc. *                                         6,500,800
 60,000 Kohl's Corp. *                                                3,364,200
236,400 Mattel, Inc.                                                  4,576,704
150,000 Staples, Inc. *                                               4,023,000
250,000 TJX Companies, Inc.                                           5,247,500
                                                                   ------------
                                                                     27,969,564
                                                                   ------------
CONSUMER STAPLES - 2.0%
200,000 Walgreen Co.                                                  6,964,000
                                                                   ------------
GUARANTY INSURERS - 4.6%
263,750 MBIA, Inc.                                                   15,722,138
                                                                   ------------
HEALTH CARE - 13.7%
140,000 Abbott Laboratories                                           5,966,800
 75,000 Anthem, Inc.  *                                               5,132,250
220,000 Caremark Rx, Inc. *                                           5,511,000
 35,000 Charles River Laboratories Int'l, Inc. *                      1,128,400
125,000 HCA, Inc.                                                     4,781,250
 50,000 Henry Schein, Inc. *                                          3,102,500
235,000 Pfizer, Inc.                                                  7,426,000
 11,600 Stericycle, Inc. *                                              535,688
190,000 UnitedHealth Group, Inc.                                      9,667,200
 81,000 Universal Health Services, Inc. *                             3,811,050
                                                                   ------------
                                                                     47,062,138
                                                                   ------------
INFORMATION TECHNOLOGY - 7.4%
100,000 CDW Corp.                                                     6,005,000
300,000 Check Point Software *                                        5,097,000
220,000 Citrix Systems, Inc. *                                        5,561,600
 60,000 General Dymanics Corp.                                        5,022,000
160,000 Thermo Electron Corp. *                                       3,516,800
                                                                   ------------
                                                                     25,202,400
                                                                   ------------

SHARES/FACE AMOUNT                                                        VALUE
------------------                                                        -----
INSURANCE BROKERS - 4.5%
125,000 Aon Corp.                                                     2,737,500
206,200 Gallagher (Arthur J.) & Co.                                   6,018,978
155,000 Marsh & McLennan Cos., Inc.                                   6,626,250
                                                                   ------------
                                                                     15,382,728
                                                                   ------------
LIFE INSURERS - 9.5%
265,000 AFLAC, Inc.                                                   9,667,200
300,000 Protective Life Corp.                                         9,741,000
298,300 Torchmark Corp.                                              13,089,404
                                                                   ------------
                                                                     32,497,604
                                                                   ------------
PROCESSING - 1.8%
105,000 Moody's Corp.                                                 6,072,150
                                                                   ------------

MATERIALS & PROCESSING - 1.2%
 88,000 Jacobs Engineering Group, Inc.                                4,076,160
                                                                   ------------

PROPERTY & CASUALTY INSURERS - 28.7%
191,394 Allstate Corp.                                                7,560,063
359,016 American International Gr., Inc.                             21,838,943
    215 Berkshire Hathaway, Inc. CL A *                              16,729,150
190,000 The Chubb Corp.                                              12,693,900
203,000 Cincinnati Financial Corp.                                    8,306,760
  8,000 Ohio Casualty Corp. *                                           122,400
169,000 The Progressive Corp.                                        12,472,200
280,100 RenaissanceRe Holdings Ltd.                                  12,598,898
 71,500 SAFECO Corp.                                                  2,624,050
 50,000 XL Capital Ltd. CL A                                          3,475,000
                                                                   ------------
                                                                     98,421,364
                                                                   ------------

TOTAL INVESTMENT IN COMMON STOCKS - 94.1%
   (Identified cost, $149,627,404)                                  322,191,069

                                                                   ------------
CASH EQUIVALENTS - 5.9%
$20,357,000 State Street Bank and Trust Eurodollar
  Time Deposit, at cost approximating value,
  maturity 11/03/03                                                  20,357,000

TOTAL INVESTMENTS - 100%
   (Identified cost, $169,984,404)                                 $342,548,069
                                                                   ============
* Non-income producing security

                      See notes to financial statements.

CENTURY SMALL CAP SELECT FUND

PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2003

COMMON STOCK - 94.7%

SHARES                                                                    VALUE
------                                                                    -----

ASSET MANAGERS - 4.7%
14,500 Eaton Vance Corp.                                               $505,760
95,300 Hanover Capital Mtge Holdings, Inc.                            1,162,660
80,800 Redwood Trust, Inc.                                            4,007,680
                                                                   ------------
                                                                      5,676,100
                                                                   ------------
BANKS - 8.7%
 88,300 Bancorp Rhode Island, Inc.                                    2,816,770
226,600 First Niagara Financial Group                                 3,238,114
111,700 HPSC, Inc. *                                                    999,715
 43,500 SEAMARK Asset Managament Ltd. *                                 725,550
208,300 Texas Capital Bancshares, Inc. *                              2,832,880
                                                                   ------------
                                                                     10,613,029
                                                                   ------------
BUSINESS SERVICES - 6.7%
 66,600 American Capital Strategies, Ltd.                             1,798,200
 39,700 Arbitron, Inc. *                                              1,568,150
 22,500 Bright Horizons Family Solutions, Inc. *                        966,600
372,300 Century Business Services, Inc. *                             1,545,045
    950 CoStar Group, Inc. *                                             35,768
    950 First Marblehead *                                               21,043
 68,600 NDCHealth Corp.                                               1,810,353
 42,600 OneSource Information Services, Inc. *                          430,260
                                                                   ------------
                                                                      8,175,419
                                                                   ------------
CONSUMER DISCRETIONARY - 15.1%
 67,600 Applebee's International Inc.                                 2,535,676
177,600 Cato Corp.                                                    3,747,360
 20,000 Gildan Activewear, Inc. *                                       547,800
 40,900 Lee Enterprises, Inc.                                         1,724,344
 72,900 Scholastic Corp. *                                            2,254,797
 62,600 Speedway Motorsports, Inc.                                    1,809,140
 87,700 Standard Pacific Corp.                                        4,196,445
 65,300 Watson Wyatt & Company Holdings *                             1,570,465
                                                                   ------------
                                                                     18,386,027
                                                                   ------------
CONSUMER STAPLES - 3.8%
 72,800 Houston Exploration Co. *                                     2,548,000
241,700 Magnum Hunter Resources, Inc. *                               2,090,705
                                                                   ------------
                                                                      4,638,705
                                                                   ------------
FINANCIAL TECHNOLOGY - 1.9%
362,200 Online Resources Corp. *                                      2,336,190
                                                                   ------------
HEALTH CARE - 19.8%
 88,400 Apria Healthcare Group, Inc. *                                2,563,600
 30,000 Charles River Laboratories, Inc. *                              967,200
 40,355 CorVel Corp. *                                                1,456,412
 69,400 Covance, Inc. *                                               1,806,482
101,600 Edwards Lifesciences Corp. *                                  2,946,400
 21,500 Henry Schein, Inc. *                                          1,334,075
145,600 Providence Service Corp. *                                    2,329,600
 68,900 Renal Care Group, Inc. *                                      2,584,439
 67,700 ResMed, Inc. *                                                2,827,829
 38,500 Stericycle, Inc. *                                            1,777,930
 88,200 Sunrise Assisted Living, Inc. *                               2,548,980
 30,000 Triad Hospitals, Inc. *                                         921,900
                                                                   ------------
                                                                     24,064,847
                                                                   ------------
INFORMATION TECHNOLOGY - 20.6%
 41,000 ANSYS, Inc. *                                                $1,461,240
177,100 Ascential Software Corp. *                                    3,929,849
 52,700 Black Box Corp.                                               2,269,262
 84,500 Diodes, Inc. *                                                1,997,580
231,600 Ducocorp, Inc. *                                              1,922,743
111,500 FLIR Systems, Inc. *                                          3,485,490
179,100 Lawson Software, Inc. *                                       1,493,694
185,000 Retek, Inc. *                                                 1,855,550
 67,100 Rogers Corp. *                                                2,682,658
126,600 SERENA Software, Inc. *                                       2,183,850
100,000 Sonic Solutions *                                             1,780,000
                                                                   ------------
                                                                     25,061,916
                                                                   ------------
INSURANCE BROKERS - 1.2%
  9,000 Gallagher (Arthur J.) & Co.                                     262,710
 75,000 Hub International Ltd.                                        1,155,000
                                                                   ------------
                                                                      1,417,710
                                                                   ------------
LIFE & HEALTH INSURERS - 4.3%
 13,000 Delphi Financial Group, Inc.                                    654,810
 55,900 Scottish Annuity & Life Holdings, Ltd.                        1,219,179
 37,600 StanCorp Financial Group, Inc.                                2,370,680
104,200 Universal American Financial Corp. *                          1,047,210
                                                                   ------------
                                                                      5,291,879
                                                                   ------------
MATERIALS & PROCESSING - 2.4%
202,500 RPM International, Inc.                                       2,926,125
                                                                   ------------

OTHER - 1.5%
 15,000 iShares Trust/Russell 200 Growth                                857,250
 12,000 iShares Trust/S&P Smallcap 600 Barra                          1,025,400
                                                                   ------------
                                                                      1,882,650
                                                                   ------------
PROPERTY & CASUALTY INSURERS - 4.0%
168,700 Platinum Underwriters Holding, Ltd. *                         4,848,438
                                                                   ------------

TOTAL INVESTMENTS IN COMMON STOCKS - 94.7%
  (Identified cost, $101,759,999)                                   115,319,035
                                                                   ------------
CASH EQUIVALENTS - 5.3%
  $6,420,000 State Street Bank and Trust Eurodollar
   Time Deposit, at cost approximating value,
   maturity 11/03/03                                                  6,420,000
                                                                   ------------
TOTAL INVESTMENTS - 100%
  (Identified cost, $108,179,999)                                  $121,739,035
                                                                   ============

* Non-income producing security

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2003

                                              Century Shares   Century Small Cap
                                                 Trust            Select Fund
ASSETS:
Investments, at value (Note 1A) (Identified
cost, $169,984,404 and $108,179,999,
respectively) ............................    $342,548,069       $121,739,035


Cash .....................................             380            829,935

Dividends and interest receivable ........         171,450             34,518

Receivable for investments sold ..........         987,294            722,774
Receivable for Fund shares sold ..........          80,830          1,493,485
Receivable from investment adviser .......            --                6,972
                                              ------------       ------------
Total Assets .............................     343,788,023        124,826,719
                                              ------------       ------------

LIABILITIES:
Accrued expenses and other liabilities ...          70,022             59,419
Payable to affiliates:
  Management Fee .........................         230,119             81,080
  Administration Fee .....................          43,147               --
  Distribution Fees ......................            --               21,121
Payable for investments purchased ........         735,481          2,769,978
Payable for Fund shares repurchased ......          30,726                 21
                                              ------------       ------------
Total Liabilities ........................       1,109,495          2,931,619
                                              ------------       ------------

Net Assets ...............................    $342,678,528       $121,895,100
                                              ============       ============

At October 31, 2003, net assets consisted of:
Capital paid-in ..........................    $140,618,713       $100,849,403
Accumulated distributions in excess of
  net investment income ..................        (247,376)              --
Accumulated undistributed net realized
  gains on investments ...................      29,743,526          7,486,661
Unrealized appreciation in value of
  investments ............................     172,563,665         13,559,036
                                              ------------       ------------
Net assets applicable to outstanding
  capital stock ..........................    $342,678,528       $121,895,100
                                              ============       ============

Net Assets consist of:
  Investor Class .........................                        $78,958,918
  Institutional Class ....................                        $42,936,182

Shares Outstanding consist of:
  Century Shares Trust ...................       9,609,571
  Investor Class .........................                          3,692,116
  Institutional Class ....................                          1,994,127

NET ASSET VALUE PER SHARE (Represents
  both the offering and redemption price):
  Century Shares Trust ...................          $35.66
  Investor Class .........................                             $21.39
  Institutional Class ....................                             $21.53

                       See notes to financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2003

                                              Century Shares   Century Small Cap
                                                 Trust            Select Fund

Investment Income/(Loss):
  Dividends (net of witholding tax of $0
    and $2,336 respectively) .............    $  4,035,838       $    335,038
  Interest ...............................          96,087             35,323
                                              ------------       ------------
  Total income ...........................       4,131,925            370,361
                                              ------------       ------------

  Expenses:
  Investment adviser fee (Note 4) ........       2,384,968            463,757
  Non-interested trustees' remuneration ..          82,220              8,789
  Transfer agent .........................         201,340               --
  Transfer agent - institutional .........            --                6,422
  Transfer agent - investor ..............            --               65,700
  Custodian ..............................          60,150             56,700
  Administration .........................         447,182               --
  Audit ..................................          43,890             31,070
  Legal ..................................         113,700             29,750
  Insurance ..............................          28,862              5,557
  Registration ...........................          20,555             31,385
  Printing and other .....................         107,480             21,435
  Distribution fee - Investor Shares .....            --               72,235
                                              ------------       ------------
  Total expenses .........................       3,490,347            792,800

  Advisor reimbursement (Note 6) .........            --              (70,828)
                                              ------------       ------------

  Net expenses ...........................       3,490,347            721,972
                                              ------------       ------------

  Net investment income/(loss) ...........         641,578           (351,611)
                                              ------------       ------------

Realized and Unrealized Gain (Loss) on
  Investments:

  Net realized gain from investment
    transactions .........................      30,261,077          7,903,111
  Decrease in unrealized appreciation on
    investments ..........................      17,391,799         13,734,820
                                              ------------       ------------

  Net realized and unrealized gain on
    investments ..........................      47,652,876         21,637,931
                                              ------------       ------------

Net increase in net assets resulting from
  operations .............................    $ 48,294,454       $ 21,286,320
                                              ============       ============

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      Century Small Cap
                                                  Century Shares Trust                                   Select Fund

INCREASE (DECREASE)               Year Ended          Period Ended         Year Ended           Year Ended            Year Ended
IN NET ASSETS:                 October 31, 2003     October 31, 2002     December 31, 2001    October 31, 2003      October 31, 2002
Operations:
  Net investment income/(loss)       $641,578             $708,468            $1,492,941           $(351,611)           $(197,665)
  Net realized gain on
    investment transactions        30,261,077           28,395,323            34,170,401           7,903,111              872,674
  Increase/(decrease) in net
    unrealized appreciation
    of investments                 17,391,799          (65,168,490)          (49,630,190)         13,734,820             (652,230)
                                 ------------         ------------          ------------        ------------         ------------
  Net increase/(decrease)
    in net assets
    resulting from operations      48,294,454          (36,064,699)          (13,966,848)         21,286,320               22,779
Net Equalization (Note 1C)             11,162               (1,890)              (11,850)               --                   --

Distributions to
  shareholders from:
  Net investment income:
  Century Shares Trust               (902,700)            (437,544)           (1,488,873)               --                   --
  Century Small Cap Select Fund
    Institutional Shares                 --                   --                    --               (95,347)                --
    Investor Shares                      --                   --                    --               (50,154)                --
  Realized gain from investment
    transactions:
  Century Shares Trust            (27,700,185)                --             (30,463,614)               --                   --
  Century Small Cap Select Fund
    Institutional Shares                 --                   --                    --              (317,824)             (71,314)
    Investor Shares                      --                   --                    --              (270,197)             (20,118)

Trust share transactions - net     31,656,322          (18,060,849)          (25,921,627)         78,245,834            7,683,159
Redemption fees                         8,216               27,639               103,436              39,811               47,973
                                 ------------         ------------          ------------        ------------         ------------
  Total increase/decrease          51,367,269          (54,537,343)          (71,749,376)         98,838,443            7,662,479

NET ASSETS:
  At beginning of period          291,311,259          345,848,602           417,597,978          23,056,657           15,394,178
                                 ------------         ------------          ------------        ------------         ------------
  At end of period               $342,678,528         $291,311,259          $345,848,602        $121,895,100         $ 23,056,657
                                 ============         ============          ============        ============         ============
Accumulated distributions in
  excess of net investment
  income at end of period            $247,376              $92,770              $361,804
                                 ============         ============          ============

                                                See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                    Year Ended                             Year Ended
                                                    October 31,                           December 31,
CENTURY SHARES TRUST                            2003         2002(a)       2001         2000         1999         1998
Net Asset Value, beginning of period         $  33.95      $  38.12      $  42.97     $  34.32     $  44.66     $  44.66
Income (loss) from Investment Operations:
  Net investment income                          0.07          0.08          0.17         0.39         0.42         0.41
  Net realized and unrealized gain
    on investments                               5.03         (4.20)        (1.26)       12.39        (6.05)        2.71
                                              -------       -------       -------      -------      -------      -------
  Total income (loss) from
    investment operations                        5.10         (4.12)        (1.09)       12.78        (5.63)        3.12
                                              -------       -------       -------      -------      -------      -------
Less Distributions From:
  Net investment income                         (0.10)        (0.05)        (0.17)       (0.38)       (0.40)       (0.40)
  In excess of net investment income             --            --            --           --          (0.01)        --
  Net realized gain on investment
    transactions                                (3.29)         --           (3.60)       (3.75)       (4.30)       (2.72)
                                              -------       -------       -------      -------      -------      -------
Total distributions                             (3.39)        (0.05)        (3.77)       (4.13)       (4.71)       (3.12)
                                              -------       -------       -------      -------      -------      -------
Redemption fees                                  --            --            0.01         --           --           --
                                              -------       -------       -------      -------      -------      -------
Net Asset Value, end of period                $ 35.66       $ 33.95       $ 38.12      $ 42.97      $ 34.32      $ 44.66
                                              =======       =======       =======      =======      =======      =======

Total Return                                    16.99%       -10.82%**      -2.52%       37.44%      -12.38%        7.00%
Ratios and supplemental data
Net assets, end of period (000 omitted)      $342,679      $291,311      $345,849     $417,598     $309,644     $415,129
Ratio of expenses to average
  net assets                                     1.17%         1.19%*        1.05%        0.83%        0.82%        0.78%
Ratio of net investment
  income to average net assets                   0.21%         0.26%*        0.41%        1.05%        1.00%        0.88%
Portfolio Turnover Rate                            37%           22%           17%          17%          11%           6%

(a) For the period from January 1, 2002 to October 31, 2002. Effective September 5, 2002 Century Shares Trust changed its fiscal year end from December 31 to October 31.
  * Annualized
 ** Not Annualized

CENTURY SMALL CAP SELECT FUND
                                                                    YEAR ENDED OCTOBER 31,
                        2003          2002          2001          2000         2003         2002            2001           2000
               INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL INSTITUTIONAL     INVESTOR     INVESTOR        INVESTOR       INVESTOR
                       CLASS         CLASS         CLASS       CLASS(B)       CLASS        CLASS           CLASS       CLASS (C)
Net Asset Value,
  beginning of
  period             $ 15.42       $ 14.68       $ 14.57        $10.00       $ 15.35     $  14.60         $ 14.26        $  10.00
                     -------       -------       -------        ------       -------     --------         -------        --------
Income from
  Investment
  Operations:
  Net investment
   loss                (0.09)        (0.10)         --            0.04         (0.15)       (0.18)          (0.03)          (0.01)
  Net realized
   and unrealized
   gain on
   investments          6.64          0.93          0.52(a)       4.53          6.60         0.94            0.53(a)         4.27
                     -------       -------       -------        ------       -------     --------         -------        --------
  Total income
   from investment
   operations           6.55          0.83          0.52          4.57          6.45         0.76            0.50            4.26
                     -------       -------       -------        ------       -------     --------         -------        --------
Less Distributions
  From:
  Net investment
   income              (0.11)         --           (0.02)         --           (0.07)        --              --              --
  Net realized
   gain on
   investment
   transactions        (0.35)        (0.13)        (0.41)         --           (0.35)       (0.03)          (0.19)           --
                     -------       -------       -------        ------       -------     --------         -------        --------
  Total
   distributions       (0.46)        (0.13)        (0.43)         --           (0.42)       (0.03)          (0.19)           --
                     -------       -------       -------        ------       -------     --------         -------        --------
Redemption fees         0.02          0.04          0.02          --            0.01         0.02            0.03            --
                     -------       -------       -------        ------       -------     --------         -------        --------
Net Asset Value,
  end of period      $ 21.53       $ 15.42       $ 14.68        $14.57       $ 21.39     $  15.35         $ 14.60        $  14.26
                     =======       =======       =======        ======       =======     ========         =======        ========

Total Return           43.76%         5.87%         3.63%        45.70%**      43.12%        5.34%           3.68%          42.60%**
Ratios and
 supplemental
 data
Net assets,
  end of period
  (000 omitted)      $42,936       $12,938       $ 6,093        $2,253       $78,959     $ 10,119         $ 9,302        $    690
Ratio of
  expenses
  to average
  net assets            1.26%         1.45%         1.45%         1.45%*        1.61%        1.80%           1.80%           1.80%*
Ratio of
 expenses to
  average net
  assets without
  giving effect
  to voluntary
  expense
  agreement             1.40%         1.87%         4.04%        11.58%*        1.76%        2.53%           4.38%          14.73%*
Ratio of net
  investment
  income (loss)
  to average
  net assets          -0.50%        -0.70%        -0.02%          0.38%*      -0.86%       -1.05%          -0.48%         -0.14%*
Portfolio
  Turnover
 Rate                     88%         123%           48%           24%           88%         123%             48%             24%

(a) The per share amount is not in accord with the net realized and unrealized gain/loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(b) From the commencement date of investment operations, December 9, 1999 to October 31,2000.
(c) From the commencement date of investment operations, February 24, 2000 to October 31,2000.
  * Annualized
 ** Not Annualized

                                                See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- Century Capital Management Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Century Shares Trust (the "Trust") and Century Small Cap Select Fund (the "Fund") are diversified series of the Master Trust. The following is a summary of significant accounting policies consistently followed by both the Trust and the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available generally are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the policy of the Trust and the Fund to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

E. Use of Estimates -- The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Trust and Fund. Actual results could differ from those estimates.

F. Multiple Classes of Shares - The Fund offers multiple classes of shares, which differ in their respective distribution and transfer agent fees. Transfer agent fees for each Fund class are based on a per shareholder account charge. All shareholders bear the common expenses of the Fund based upon daily net assets of each class, without distinction between share classes.

G. Redemption Fees -- In general, shares of the Trust and Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 180 days, a fee of 1% of the current net asset value of the shares will be assessed and retained by each for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

(2) TRANSACTIONS IN SHARES

A. TRUST SHARES -- The number of authorized shares is unlimited. Transactions in Trust shares were as follows:

                                                  YEAR ENDED                   PERIOD ENDED                    YEAR ENDED
                                                OCTOBER 31, 2003             OCTOBER 31, 2002(A)            DECEMBER 31, 2001
                                             SHARES           AMOUNT        SHARES         AMOUNT          SHARES         AMOUNT
                                             ------           ------        ------         ------          ------         ------
Sold ....................................   1,387,152     $ 45,313,276      227,051     $  8,402,719       630,308     $ 25,647,948
                                            ---------     ------------      -------     ------------     ---------     ------------
Issued to shareholders in reinvestment of
  distributions from:
    Net investment income ...............      20,924          660,462        8,211          311,411        24,977        1,039,151
    Realized gain on investment
      transactions ......................     730,060       21,745,807           --               --       619,893       23,630,306
                                            ---------     ------------      -------     ------------     ---------     ------------
                                            2,138,136       67,719,545      235,262        8,714,130     1,275,178       50,317,405
Repurchased .............................  (1,108,500)     (36,063,223)    (727,746)     (26,774,979)   (1,920,512)     (76,239,032)
                                            ---------     ------------      -------     ------------     ---------     ------------
    Net increase (decrease) .............   1,029,636     $ 31,656,322     (492,484)    $(18,060,849)     (645,334)    $(25,921,627)
                                            =========     ============      =======     ============     =========     ============


(a) For the period from January 1, 2002 to October 31, 2002.
    Effective September 5, 2002 Century Shares Trust changed its fiscal year end from December 31 to October 31.

        B. FUND SHARES - The number of authorized shares is unlimited. Shares of the Fund are currently divided into an Investor class and an Institutional class. Transactions in Fund shares were as follows:

                                                                        YEAR ENDED OCTOBER 31, 2003
                                                         INSTITUTIONAL CLASS                    INVESTOR CLASS
                                                      SHARES              AMOUNT          SHARES               AMOUNT
Sold .........................................     1,389,691         $26,066,642       3,340,426          $61,478,782
Issued to shareholders in reinvestment of
  distributions from:
    Net investment income ....................         5,436              83,552           2,704               41,455
    Realized gain on investment transactions .        18,120             278,505          14,678              225,007
                                                   ---------         -----------       ---------          -----------
                                                   1,413,247          26,428,699       3,357,808           61,745,244
Repurchased ..................................      (258,129)         (4,203,907)       (324,990)          (5,724,202)
                                                   ---------         -----------       ---------          -----------
Net Increase .................................     1,155,118         $22,224,792       3,032,818          $56,021,042
                                                   =========         ===========       =========          ===========

                                                                        YEAR ENDED OCTOBER 31, 2002
                                                         INSTITUTIONAL CLASS                    INVESTOR CLASS
                                                      SHARES              AMOUNT          SHARES               AMOUNT
Sold .........................................       659,199         $10,357,752         494,056          $ 7,850,975
Issued to shareholders in reinvestment of
  distributions from:
    Net investment income ....................             -                   -               -                    -
    Realized gain on investment transactions .         3,825              60,546             978               15,478
                                                   ---------         -----------       ---------          -----------
                                                     663,024          10,418,298         495,034            7,866,453
Repurchased ..................................      (238,954)         (3,649,371)       (472,892)          (6,952,221)
                                                   ---------         -----------       ---------          -----------
Net Increase .................................       424,070         $ 6,768,927          22,142          $   914,232
                                                   =========         ===========       =========          ===========

(3) INVESTMENT SECURITY TRANSACTIONS

FOR THE TRUST, other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $100,012,212 and $98,837,543, respectively, during the period ended October 31, 2003. At October 31, 2003, the cost of investments for federal tax purposes was $169,984,404. Net unrealized appreciation for all securities at that date was $172,563,665. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $173,330,382 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $766,717.

FOR THE FUND, other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated
$109,445,286 and $40,518,731, respectively, during the year ended October 31, 2003. At October 31, 2003, the cost of investments for federal tax purposes was $108,179,999. Net unrealized appreciation for all securities at that date was $13,559,036. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $13,845,426 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $286,390.

(4) INVESTMENT ADVISER FEE
FOR THE TRUST, the investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.8% of the first $500 million and 0.7% of the amounts exceeding $500 million of the Trust's net asset value. For the year ended October 31, 2003, the fee amounted to $2,384,968. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee. The Trust has guaranteed retirement benefits to be paid to a former and a current Trustee. Under the terms of the Trust's Investment Advisory and Management Agreement with CCM, CCM will make all such payments during the term of the advisory agreement. The amount of potential future payments cannot be estimated due to the variability of amounts used to determine the payment. Retirement benefits are payable over various periods.

FOR THE FUND, the investment adviser fee is earned by CCM as compensation for providing investment advisory, management and administrative services to the Fund. CCM receives a monthly fee equal on an annualized basis to 0.95% of the Fund's net asset value. For the year ended October 31, 2003, the fee amounted to $463,757. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

(5) ADMINISTRATION FEES -- The Trust has an Administration Agreement with CCM. Under the agreement CCM shall provide or procure, at its expense, non-investment advisory services to the Trust. CCM will receive a monthly fee equal on an annualized basis to 0.15% of the Trust's net asset value. The fee was $447,182 for the year ended October 31, 2003.

(6) ADVISER REIMBURSEMENT -- CCM has voluntarily waived a portion of its management fee for both classes of the Fund and reimbursed certain other expenses to the extent necessary so that net fund annual operating expenses (exclusive of brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses) will not exceed certain expense limitations through at least February 28, 2004. The expense limitations for the Investor and Institutional Class are 1.80% and 1.45%, respectively. During the year ended October 31, 2003, the adviser made a voluntary reimbursement of $70,828.

(7) DISTRIBUTION AND SERVICE PLAN -- The Fund has adopted a distribution and service plan for the Investor class under Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to pay for all or a portion of the costs incurred in connection with the distribution and/or servicing of shares. The Investor Class currently pays a distribution and service fee equal to 0.25% of the average daily net assets of the class. During the year ended October 31, 2003, $72,235 was paid under the distribution and service plan. The plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor class.

INDEPENDENT AUDITORS' REPORT

To the Trustees of Century Capital Management Trust "Master Trust" and Shareholders of Century Shares Trust and Century Small Cap Select Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of Century Shares Trust and Century Small Cap Select Fund (separate series of Century Capital Management Trust) as of October 31, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the periods presented. These financial statements are the responsibility of the Master Trusts' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures, included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Century Shares Trust and Century Small Cap Select Fund as of October 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche

Boston, Massachusetts

December 16, 2003

MANAGEMENT OF THE MASTER TRUST
The Trustees named below are responsible for setting policy and overseeing the activities of Century Capital Management Trust (the "Master Trust"). The Trustees hire and supervise the performance of the companies that provide services to Century Shares Trust and Century Small Cap Select Fund (the "Funds"), such as the investment adviser, the independent accountants, and the custodian. The Trustees elect their successors.

The following table provides information regarding each Trustee and officer of the Master Trust:

INDEPENDENT TRUSTEES

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                         TERM OF                                               IN FUND     OTHER
NAME                     POSITION(S)     OFFICE AND                                            COMPLEX     DIRECTORSHIPS
ADDRESS AND              HELD WITH       LENGTH OF          PRINCIPAL OCCUPATION(S)            OVERSEEN    HELD BY
AGE                      FUND            TIME SERVED        DURING PAST 5 YEARS                BY TRUSTEE  TRUSTEE


JOHN E. BEARD            Trustee         7/83 to Present    Ropes & Gray, Partner              2           The Timberland Company;
194 Glezen Lane                          (20 yrs)           (until 12/31/00; of Counsel                    BTU International, Inc.
Wayland, MA                                                 thereafter) (attorneys)
Age: 71

ERNEST E. MONRAD         Trustee         4/76 to Present    Northeast Investors Trust,         2           New America High
50 Congress Street                       (27 yrs)           Trustee (Chairman until 5/01)                  Income Fund; Northeast
Suite 1000                                                  (investment company);                          Investors Growth Fund;
Boston, MA                                                  Northeast Investors Growth Fund,               Northeast Investors Trust
Age: 73                                                     Chairman, Trustee and Assistant
                                                            Treasurer (investment company);
                                                            Northeast Investment Management,
                                                            Inc., Vice President and
                                                            Director (investment adviser)

MICHAEL J. POULOS        Trustee         6/98 to Present    Retired                            2           Technical Olympic
2121 Kirby Drive, #73                    (5 yrs)                                                           USA, Inc.
Houston, TX
Age: 72



JERRY S. ROSENBLOOM      Trustee         4/98 to Present    The Wharton School, University     2           Harleysville Group, Inc.;
308 Colonial Penn Ctr.                   (5 yrs)            of Pennsylvania, Frederick H.                  Annuity & Life Re
3641 Locust Walk                                            Ecker, Emeritus Professor of                   (Holdings), Ltd.
Philadelphia, PA                                            Insurance  and Risk Management                 MBIA Municpal
Age: 64                                                                                                    Bond Fund

INSIDE TRUSTEES AND OFFICERS


                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                         TERM OF                                               IN FUND     OTHER
NAME                     POSITION(S)     OFFICE AND                                            COMPLEX     DIRECTORSHIPS
ADDRESS AND              HELD WITH       LENGTH OF          PRINCIPAL OCCUPATION(S)            OVERSEEN    HELD BY
AGE                      FUND            TIME SERVED(+)     DURING PAST 5 YEARS                BY TRUSTEE  TRUSTEE
ALLAN W. FULKERSON*+     Trustee and     01/69 to Present   Century Capital Management, Inc.,  2           HCC Insurance
100 Federal St.          Chairman of                        President and Director                         Holdings, Inc.
Boston, MA 02110         the Trustees                       (investment adviser)#;                         Montpelier Re
Age: 70                                                     CCP Capital, Inc., President and               Holdings Inc.
                                                            Director (management services)#;
                                                            CCP Capital II, LLC, Managing
                                                            Member (management services)#;
                                                            CCP Capital III, Inc., Director
                                                            (management services)#;
                                                            Massachusetts Fiduciary
                                                            Advisors, Inc., President and
                                                            Director (investment adviser
                                                            until 12/00)#

DAVIS R. FULKERSON*+     Trustee         9/00 to Present    Century Capital Management, Inc.,  2
100 Federal St.                                             Managing Director (investment
Boston, MA 02110                                            adviser)#; CCP Capital II, LLC,
Age: 38                                                     Managing Member (management
                                                            services)#; CCP Capital III,
                                                            Inc., Director (management
                                                            services)#; Massachusetts
                                                            Fiduciary Advisors, Inc., Vice
                                                            President (since 3/99)
                                                            (investment adviser until
                                                            12/00)#


ALEXANDER L. THORNDIKE*  Trustee, Vice   12/99 to Present   Century Capital Management, Inc.,  2
100 Federal St.          Chairman of     05/03 to Present   Managing Director (since 1/99)
Boston, MA 02110         the Trustees,   and                (investment adviser)#; CCP
Age: 37                  and Chief       12/99 to Present   Capital II, LLC, Managing Member
                         Investment      respectively       (management services)#;
                         Officer                            Sachem Partners, LLC, Manager
                                                            (management services)#; William
                                                            Blair and Company LLC, Analyst
                                                            (until 1/99) (broker-dealer)

STEVEN ALFANO            Secretary,      09/01 to Present   Century Capital Management, Inc.,
100 Federal St.          Principal       and                and Managing Director (since 9/00),
Boston, MA 02110         Accounting      11/02 to Present,  Treasurer and Clerk (since 6/02),
Age: 45                  Officer         Respectively       Vice President (3/99-9/00)
                                                            Assistant Vice President
                                                            (10/98-3/99) (investment
                                                            adviser)#; CCP Capital II, LLC,
                                                            Managing Member (management
                                                            services)#; CCP Capital III,
                                                            Inc., Secretary and Treasurer
                                                            (since 10/01) (management
                                                            services)#; Massachusetts
                                                            Fiduciary Advisors, Inc.,
                                                            Assistant Vice President (until
                                                            3/99) Vice President (since
                                                            3/99) (investment adviser until
                                                            12/00)#


  * Indicates that the Trustee is an interested person of the Funds by virtue of being an officer or employee of the Funds'
    investment adviser. Each of Messrs. Allan W. Fulkerson and Alexander L. Thorndike also are interested persons of the Funds by virtue of being officers of the Master Trust.
  + Davis R. Fulkerson is Allan W. Fulkerson's son.
  # Indicates a position with an entity that may be deemed an "affiliated person" of the Funds.
(+) Our current independent Trustees may continue to serve only until the month of July after he reaches the age of 72 years.
    Independent Trustees first elected after September 8, 2000, may continue to serve only until the month of July after such independent Trustee reaches the age of 75 years. For interested Trustees or officers, however, there is no stated term of office. All Trustees otherwise continue to serve after election either until their resignation or their removal in accordance with the Agreement and Declaration of Trust of the Master Trust or until a meeting of shareholders for the election of
    Trustees is required by the Investment Company Act of 1940. The Chairman of the Trustees and the Secretary are elected annually by the Trustees.

                              [Logo] CENTURY FUNDS
                                                            September 30, 2003

Dear Fellow Shareholders,

On behalf of the Century Funds team and the Trustees, we take this opportunity to share results of the shareholder questionnaire sent out in late June. As a small, independent mutual fund family, our success depends on how well we serve you. Your responses are important.

We thank you for the excellent response rate and honest feedback. Almost 8% of our fellow shareholders have replied to date, a significant return for this type of survey. Your comments were insightful, occasionally pointed, but always helpful. Please keep in mind that these results are still preliminary and could change with additional feedback.

[ ] In terms of overall impressions, 86% of respondents would invest with the Century Funds again, while 92% thought that being a small, independent fund family was an advantage. Your satisfaction with the Century Funds and our annual and semi-annual reports scored about 4 on a scale of 1 to 5. Your descriptions or views of Century varied from "old fashioned", "prudent", and "long-term investors" to "conservative" and "too narrow". The comment in which we all took the most pride was simply, "I trust you".

[ ] A majority of respondents voted against a shareholder forum, and so, we will not conduct a forum. Your comments, however, are always welcome in writing or by telephone.

[ ] This might be one for the record books - we had the pleasure of receiving a hand written letter from an investor who has been a Century Shares Trust shareholder since 1936! He was very generous in his praise for the Trust, and noted that it represents a significant portion of his retirement savings. Furthermore, he and his wife greatly appreciate the systematic withdrawal option which augments their retirement income.

[ ] Regarding our investment funds, the majority of respondents owned Century
    Shares Trust and 17% hold Century Small Cap Select Fund. Most of the responses in this section indicated shareholders were pleased in terms of investment performance, but Century Shares Trust received lower scores for meeting income needs. We have been looking at opportunities to increase the dividend income of this fund following the passage of lower tax rates on dividends in May 2003.

[ ] In terms of new investment products, there was no clear mandate for any one product. Shareholders did express interest in the following: 17% for a balanced/income fund, 15% for a high-yield bond fund and 9% for a mid-cap fund. At this time, we do not plan to launch a new fund and will continue to focus on delivering value through our existing funds, while keeping in mind your preferences for the future.

[ ] We are proud that you gave our shareholder services a high grade (above 4 on a scale of 1 to 5) in each of the four questions. We hope to expand and improve our online capabilities over time, based on your interest in accessing more web-based services. In the meantime, please visit our website (www.centuryfunds.com) and give us your feedback on our updated content.

Update on Century Funds'expense ratios

While we are always focused on improving our investment research and portfolio management, we are also keenly aware of fund expenses. Importantly, as assets in Century Small Cap Fund have risen, the fund's overall expense ratio has declined over the last year. Century Shares Trust continues to feature a low expense ratio. According to Lipper Analytics, Century Shares Trust remains in the bottom half of all equity funds for its expense ratio; one time we don't mind being below average.

Thank you again for taking the time to give us your feedback. We look forward to the years ahead with confidence and remain committed to serving your investment needs.

    Sincerely,

/s/ Alexander L. Thorndike                     /s/ Allan W. Fulkerson

    Alexander L. Thorndike                         Allan W. Fulkerson
    Vice Chairman and                              Chairman of the Trustees
    Chief Investment Officer

If you have not participated in our shareholder survey and would like to do so, please complete the enclosed copy and return it to us in the enclosed postage paid envelope.

-------------------------------------------------------------------------------

For more information about the Century Funds, including risks, fees and expenses, please refer to your prospectus. Forum Fund Services, LLC, distributor (09/03)

[Logo] CENTURY FUNDS

100 Federal Street  Boston, Massachusetts 02110



GROWTH INVESTORS IN
VALUE INDUSTRIES

Item 2.  Code of Ethics.

    (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

    (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

    (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that Ernest Monrad, who is a member of the registrant's Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Monrad is an independent trustee, as defined in paragraph (a)(2) of this item's instructions. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

         Not applicable at this time.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures.

         (a) The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-3(c)) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

         (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 10. Exhibits.
         (a) Fund's Code of Ethics. The registrant's code of ethics required to be disclosed under Item 2 of Form N-CSR attacheded hereto as Exhibit 99.CODE ETH.

         (b) Attached hereto.

             Exhibit 99.CERT A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940.

             Exhibit 99.906CERT Certifications pursuant to Section 906 of the
                                Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Century Capital Management Trust


By:  /s/ Allan W. Fulkerson
         ----------------------------
         Allan W. Fulkerson, Chairman

Date:  January 9, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicate.


By:  /s/ Allan W. Fulkerson
         ----------------------------
         Allan W. Fulkerson, Chairman (Principal Executive Officer)

Date:  January 9, 2004


By:  /s/ Steven Alfano
         ----------------------------
         Steven Alfano, Secretary (Principal Financial Officer)

Date:  January 9, 2004